Supplement Dated September 30, 2026
to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated February 27, 2026, for Thrivent Mid Cap Growth Fund and Thrivent Small Cap Growth Fund, each a series of Thrivent Mutual Funds.
The following portfolio management changes are effective immediately:
1.Thrivent Mid Cap Growth Fund. Taylor Cope, CFA, has been named as a portfolio manager for the Portfolio. Mr. Cope is a Senior Portfolio Manager and joined Thrivent in 2026. Prior to joining Thrivent, he worked at GW&K Investment Management from 2021 to 2026. Mr. Cope has worked in the investment management industry since 2007. Patrick D. Farley, CFA, will no longer serve as a portfolio manager for the Fund. Jamin Soni will continue to serve as a portfolio manager for the Fund.
2.Thrivent Small Cap Growth Fund. Addison M. Holmes, CFA, has been named as a portfolio manager for the Fund. Ms. Holmes is a Portfolio Manager and joined Thrivent in 2023. Prior to joining Thrivent, she worked at Pickering Energy Partners from 2021 to 2023. Ms. Holmes has worked in the investment and financial services industry since 2018. Patrick D. Farley, CFA, will no longer serve as a portfolio manager for the Fund. Michael P. Hubbard and Nabil M. Elsheshai, CFA, will continue to serve as portfolio managers for the Fund.
Please include this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information.
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